                                                                   EXHIBIT 10.04



  JWH Global Portfolio Trust
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        Customer Name                                      Account Number






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                                 CASH BULLION
                               ACCOUNT AGREEMENT


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                                     CIS FINANCIAL SERVICES, INC.


                                                       Suite 2300
                                              233 S. Wacker Drive
                                          Chicago, Illinois 60606

                        CASH BULLION ACCOUNT AGREEMENT


 JWH Global Portfolio Trust
--------------------------------                    --------------------------
      Customer Name                                         Account Number


TO:  CIS Financial Services, Inc.
     233 S. Wacker Drive, Suite 2300
     Chicago, Illinois 60606

In consideration of the Agreement of CIS Financial Services, Inc. ("CISFS") to act as broker for the undersigned (hereinafter referred to as the "Customer") in any over-the-counter ("O.T.C.") Cash Bullion transactions, the Customer agrees, in respect to all such O.T.C. Cash Bullion accounts which the Customer now has or may at any time have with CISFS or its successors, including accounts from time to time closed and then reopened (each an "Account"), as follows:

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1.  SCOPE OF THIS AGREEMENT; RISKS.

       All transactions, and all Contracts entered into between CISFS and the Customer, shall be governed by the terms of this Agreement except to the extent (if any) that CISFS shall agree in writing or notify the Customer in writing or by telex or facsimile that other or additional terms apply. Any proposals for, additions to, or modifications of this Agreement, absent written agreement by CISFS to the contrary, are hereby void. The terms of each Contract (as defined below) shall be as set forth in the confirmation relating thereto sent by CISFS to the Customer. The Customer understands and recognizes that transactions in Cash Bullion are unregulated by any governmental entity or self-regulatory organization and that the activities of CISFS with respect to such transactions are therefore not supervised or subject to oversight. Bearing this in mind, the Customer represents that it is aware of the risks inherent in the trading of Cash Bullion and is financially able to bear such risks and withstand any losses incurred.

2.  DEFINITIONS.

       For the purposes of this Agreement the following definitions apply:

       (a) BUSINESS DAY means, with respect to the United States, any day on which banks are open for business (other than a Saturday or Sunday) in New York City, and with respect to any country other than the United States, any day on which banks are open for business (other than a Saturday or Sunday) in the principal financial center of the relevant country.

       (b) CONTRACT means an agreement between CISFS and the Customer for the delivery of a specified number of troy ounces of bullion of a specified precious metal in return for a specified amount of U.S. dollars on a specified Value Date. Furthermore, "Contract" means a Spot Contract or a Forward Contract (as defined below), or both, as the context of this Agreement requires.

       (c) DAILY CUTOFF means the point in time selected each Business Day by CISFS after which any Contract entered into will be considered to have as its Trade Date the next Business Day. The Daily Cutoff will occur at a time selected solely by CISFS and may vary from day to day.

       (d) FEDERAL BANKRUPTCY CODE means The Bankruptcy Code of 1978, 11 U.S.C. Section 101, et seq.

       (e) A FORWARD CONTRACT means a Contract where the Value Date is at least one Business Day later than the Business Day that would be the Value Date if the Contract were a Spot Contract. No Forward Contract shall have a Value Date later than the Business Day which is nine months after the spot Value Date.

       (f) MARKET VALUE means the U.S. Dollar Value, determined by CISFS in its sole discretion, that CISFS determines it would receive if it sold the relevant collateral for immediate delivery in the relevant market.

       (g)  OPEN POSITION means any Contract that has not settled.

       (h) A SPOT CONTRACT means a Contract where the Value Date is the second Business Day following the Trade Date.;

       (i) TRADE DATE with respect to any Contract means the date on which the Contract is entered into between CISFS and the Customer, except in the case of any Contract entered into after the Daily Cutoff.

       (j) U.S. DOLLAR VALUE means the amount of U.S. Dollars at any moment in time which would result from the conversion of the relevant number of troy ounces of bullion into U.S. Dollars at CISFS' then prevailing bullion rates for buying or selling bullion.

       (k) VALUE DATE means, with respect to any Contract, the applicable settlement date specified in the confirmation relating to the particular Contract. A Value Date must be a Business Day in the United Kingdom.

Other capitalized terms in this Agreement shall have those meanings provided for herein.

3.  HYPOTHECATION; COLLATERAL; ADDITIONAL COLLATERAL.

       (a) The Customer agrees that securities, including Collateral securities, and other property in the Customer's Account(s) may be carried in CISFS' general loans and may be pledged, repledged, hypothecated or rehypothecated separately or in common with other securities and property for the sum due to CISFS thereon or for a greater sum and without regard to whether or not such securities or property remain in the possession and control of CISFS.

       (b) As security for the Customer's obligations to CISFS hereunder, the Customer agrees to deposit and maintain collateral with CISFS at its head office in Chicago, Illinois, or other location or account as CISFS may direct ("the Collateral Account") as follows:

            (i) Only instruments in such form as specified in Schedule 2 of this Agreement shall be acceptable to CISFS as Collateral for the purposes of this Agreement. CISFS may change said schedule by notifying the Customer in writing. Any change shall be effective immediately upon receipt of such notice by the Customer. The value of any Collateral provided by the Customer shall be subject to the haircuts listed in Schedule 2 of this Agreement. CISFS' acceptance of any Collateral may be subject to other limitations and/or qualifications specified in
                 Schedule 2 of this Agreement. The Customer shall execute and deliver such separate pledge or deposit agreements including without limitation, security agreements or financing statements, as may be requested by CISFS. Such Collateral, together with the Contracts and all other monies, securities, treasury bills and other property of the Customer now or any time hereafter delivered, conveyed, transferred, assigned or paid to CISFS or coming into CISFS' possession in any manner whatsoever are hereby pledged to CISFS and shall be subject to a security interest in CISFS' favor for the discharge of the Customer's obligations to CISFS under this Agreement and the Contracts. The Customer hereby represents and warrants to CISFS that the Customer holds good and marketable title to all Collateral and that the Collateral delivered to CISFS is free and clear of any and all liens, claims, pledges or encumbrances of any kind.

            (ii) The Customer agrees to maintain at all times with
                 CISFS Collateral in such form and in such amount as CISFS may from time to time request orally or in writing. The Customer acknowledges that any changes regarding the amount and form of Collateral may also result in a request for additional Collateral. The Customer shall respond to such requests by immediately supplying sufficient additional Collateral.

            iii) In all cases, Collateral shall be deemed received by
                 CISFS when such Collateral shall be actually received in the Collateral Account and CISFS shall be notified of such receipt as determined by CISFS in its sole discretion.

        (c) CISFS will monitor on a daily basis, or more frequently as CISFS solely determines, the Customer's Collateral Account in the following manner:

             (i)  CISFS will compute the Customer's "Total U.S.
                  Dollar Market Value of Collateral" by aggregating
                  (a) the U.S. Dollars in the Collateral Account,
                  (b) the U.S. Dollar Value of any Foreign Currencies in the Collateral Account, and (c) the U.S. Dollar Value of the Market Value, as determined solely by CISFS, of other Collateral in the Collateral Account, subject to any and all haircuts, limitations, and qualifications listed in Schedule 2 of this Agreement, and (d) the U.S. dollar value of any specified bullion in the collateral account

             (ii) CISFS will compute the Customer's "Net U.S. Dollar
                  Value of Gains and Losses on Open Positions" as follows:

                  For each Open Position, the gain or loss, if any, is computed by assuming that the relevant Contract is offset in the market at the relevant bullion rate then prevailing for the Value Date of the Contract, as determined solely by CISFS. The U.S. Dollar Value of the gain or loss of each Open Position will be aggregated together to determine the "Net U.S. Dollar Value of Gains and Losses on Open Positions."

           (iii) CISFS will compute the Customer's "Net Collateral" by netting together the "Net U.S. Dollar Value of Gains and Losses on Open Positions" and the "Total U.S. Dollar Market Value of Collateral."

             (iv) CISFS will compute the Customer's "Total Required
                  Initial Collateral" and "Total Required Maintenance Collateral" amounts in the following manner:

                  (1) The "Total Required Initial Collateral" is determined by aggregating the "Required Initial Collateral" for all Open Positions.

                  (2) The "Unit-Equivalent" of each Open Position will be multiplied by the amount specified in
                       Schedule 3 of this Agreement as the "Required Maintenance Collateral per Unit-Equivalent" to determine the "Required Maintenance Collateral" for the particular Open Position.

                  (3) The "Total Required Maintenance Collateral" is determined by aggregating the "Required
                       Maintenance Collateral" for all Open Positions.

                  (4) CISFS may change Schedule 3 of this Agreement at any time by notifying the Customer verbally or in writing. Any change shall be effective immediately upon such notification. The Customer acknowledges that any changes regarding
                       Schedule 3 of this Agreement may result in a request for additional Collateral. The Customer shall respond to such requests by immediately supplying sufficient additional Collateral.

        (d) The Customer agrees to maintain the Collateral Account at all times so that the "Total U.S. Dollar Market Value of
                       Collateral" is greater than or equal to
                       the "Total Required Initial Collateral. CISFS reserves the right to retain gains on open positions.

        (e)  If at any time the condition listed in part (d) of
             section 3 of this Agreement is not met, the Customer shall be deemed to have a "Collateral Deficiency" and shall be obligated to immediately deliver sufficient additional Collateral to CISFS, and/or offset open positions so as to meet all of the said conditions.

             (i) When the Customer has a "Collateral Deficiency," it shall not create any new positions, and may trade only to offset existing positions.

            (ii) If CISFS determines, in its sole discretion, that the Customer has a Collateral Deficiency, CISFS shall have the right to offset, close out, and/or liquidate any open positions in the Customer's Account, and any such offsetting, closing out, and/or liquidating transactions may be made in a manner solely determined by CISFS.

           (iii) The Customer agrees that additions to Collateral are due and must be paid immediately upon determination by CISFS, in its sole discretion, that there is a need for additional Collateral in any of the Customer's Accounts. The Customer hereby represents that it is able to effect same-day payment of U.S. Dollar funds to CISFS.

        (f) The Customer shall not make a request for the withdrawal of Collateral if the requested withdrawal will cause the condition listed in part (d) of section 3 of this Agreement to not be met.

4.  TRADING.

        (a) The Customer acknowledges CISFS' right to limit, without notice to the Customer, the number and/or size of Open Positions which the Customer may maintain or acquire through CISFS.

        (b)  CISFS reserves the right to refuse to accept any order.

        (c) With respect to any Open Position which has as its Value Date the same date as the Value Date which would apply for Spot Contracts involving spot bullion and entered into on the current day, CISFS reserves the right to require the Customer to offset the Open Position in the market or roll it in the market to a later Value Date.

        (d) If for any reason CISFS is unable to execute a Contract with its counterparty at the price quoted to the Customer, CISFS will have no obligation to the Customer to enter into the Contract with the Customer at the quoted price.

        (e) The Customer recognizes that bullion rates it may view on electronic market information screens (e.g. Reuters, Telerate, etc.) are only indications of bullion rates, and may or may not reflect actual bullion rates available to CISFS or the Customer.

5.  OFFSETTING CONTRACTS.

       Whenever there may exist in any of or between any of the Customer's bullion accounts two or more open and opposite Contracts providing for the purchase and sale of the same bullion on the same Value Date, CISFS may, in its sole discretion, elect to treat the Contracts as a single transaction, and upon the Value Date of the Contracts, the net difference between the amounts payable under the contracts, and/or the net difference between the quantities of bullion deliverable thereunder, shall be paid and/or delivered, as the case may be.

6.  DELIVERY OF BULLION .

       Delivery of bullion shall be made to an approved London vault specified by the purchaser. All payments to be made in U.S. Dollars shall be made by wire transfer of immediately available funds to a bank in London specified by the purchaser. CISFS will require payment of amounts due to it on any day simultaneously with or prior to payment of amounts due from it on that day. CISFS and the Customer shall both exchange, make use of, and periodically update and confirm standing payment instructions.

7.  EVENTS OF DEFAULT.

       The occurrence of one or more of the following events shall constitute a "Default" under this agreement:

       (a) The Customer shall fail to pay any amount hereunder or under any Contract when due;

       (b) The Customer shall (i) have an order for relief entered with respect to it under the Federal Bankruptcy Code, (ii) not pay, or admit in writing its inability to pay its debts generally as they become due,
            (iii) make an assignment for the benefit of creditors, (iv) apply for, seek, consent to or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any substantial part of its property,
            (v) institute any proceedings seeking an order for relief under the Federal Bankruptcy Code or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) take any corporate action to authorize or affect any of the foregoing actions set forth in this subparagraph, or (vii) fail to contest in good faith any appointment or proceeding described in (c) below;

       (c) Without the application, approval or consent of the Customer, a receiver, trustee, examiner, liquidator, or similar official shall be appointed for the Customer or any substantial part of its property, or a proceeding described in (b) above shall be instituted against the Customer and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 30 consecutive days;

       (d) Any court, government or governmental agency shall condemn, seize or otherwise appropriate or take custody or control of all or any substantial portion of the property of the Customer;

       (e) Any representation or warranty made by the Customer in this Agreement or the Contracts shall be materially false as of the date on which it was made, or Customer shall fail or omit to state any fact which is necessary to make the representations and warranties herein not misleading;

       (f) The Customer shall fail to comply with any of the terms or provisions of this Agreement or of any Contract;

       (g) The Customer fails to deliver sufficient additional Collateral upon request from CISFS;

       (h) The Customer shall fail to perform any term or provision of any Agreement to which it is a party, including but not limited to any bullion contract, the effect of which is to cause an event of default or termination or similar event howsoever defined pursuant to any such agreement or

       (i) CISFS, in its sole discretion, considers it necessary for its protection to terminate this Agreement and exercises its remedies as provided below.

8.  REMEDIES.

       In the event any Default occurs, CISFS is authorized to offset and to sell or purchase for the Customer's account any Contract in any manner which CISFS shall deem necessary in its sole discretion and to dispose of, as CISFS deems appropriate, any or all of the Collateral held by CISFS and any of the Customer's other property or assets at any time held by CISFS or Cargill Investor Services, Inc. It is understood and agreed that any prior tender, demand or call of any kind from CISFS, or prior notice from CISFS, of the time and place of such sale or purchase shall not be considered a waiver of CISFS' right to sell or purchase any Collateral or to offset at any time as herein provided, nor shall CISFS' failure to make such a demand or call waive CISFS' right to take such action without such tender, demand, call or notice in the future. After deducting costs and expenses incurred in connection with any such actions, CISFS may apply any remaining proceeds to the payment of any other obligations the Customer may owe to CISFS pursuant to this Agreement or any Contract, and in the event such proceeds are insufficient for payment of all such obligations, the Customer shall, within 24 hours of CISFS giving notice orally or in writing, pay to CISFS the amount of such deficit, together with interest thereon for each day such deficit is outstanding and remains unpaid until paid at a rate per annum, on a 365 day year/actual number of days elapsed basis, equal to an overdraft rate determined by CISFS in its sole discretion for the relevant Foreign Currency, or the Prime Rate (as quoted by Chase Manhattan Bank, New York) plus two percent for U.S. Dollars, plus all costs of collection, including reasonable attorneys' fees.

       Without limiting anything in the foregoing, if any Default as described in Section 8(b) or 8(c) occurs, then all amounts due or to become due by the Customer under this Agreement and under all Contracts shall immediately become due and payable, the Collateral Account shall be deemed closed, all Contracts shall be deemed Offset and all Collateral shall be deemed to have been applied to the obligations for the Customer under this Agreement and any Contracts all without any election, notice or action by CISFS and all without any liability on CISFS' part to the Customer or any third party. If any other Default shall occur, CISFS may, by notice either orally or in writing to the Customer, declare any or all amounts due or to become due by the Customer under this Agreement or under any Contracts to be due and payable, whereupon all of such amounts as CISFS shall designate shall become immediately due and payable and CISFS may take any and all of the following actions, all without any liability on CISFS' part to the Customer or any third party: (i) close the Cash and Collateral Account; (ii) offset, sell or assign any or all Contracts; and (iii) apply the Collateral as provided above.

       Nothing in the foregoing shall be deemed to waive, limit, terminate, modify, or otherwise change any rights or remedies available to CISFS of law or in equity, or the Customer's liability to CISFS for the payment of any debit balance owing in the accounts of the Customer with CISFS. The Customer is liable for any deficiency remaining in any such account or on any Contracts in the event of the offset or liquidation thereof, in whole or in part.

9.  AUTHORIZATION TO TRANSFER BETWEEN ACCOUNTS.

       CISFS may, without notice, transfer any money or other property interchangeably between any accounts of the Customer with CISFS or any of its affiliates, including Cargill Investor Services, Inc., except that any transfer from a futuresor securities account which is subject to regulations under the Commodity Exchange
       Act, Securities Act of 1933 or Securities Exchange Act of 1934, to a non-regulated account and/or a Foreign Exchange Account shall have such other authorization by the Customer as is required by such laws and their regulations. The Customer authorizes CISFS to debit immediately any margin or collateral payment called for to any of its accounts including Cash Bullion Accounts showing a balance in its favor.

10.  MATTERS PRECEDENTS; CORPORATE RESOLUTION.

       CISFS shall not be required to enter into any Contracts with the Customer unless and until all legal matters incident to such Contracts shall be satisfactory to CISFS and its counsel, the provisions of paragraph 3(b) are met to the satisfaction of CISFS and its counsel, a duly executed copy of this Agreement is furnished to CISFS by the Customer, the Customer establishes the Collateral Account, and the Customer's standing payment instructions are furnished to CISFS. In addition, within 10 days of the date of this Agreement, the Customer (if a partnership or corporation) shall deliver to CISFS a certified copy of (i) an authorizing resolution of the Customer Board of Directors substantially in the form attached hereto or otherwise as acceptable to CISFS; and (ii) the names, titles, signatures, and phone numbers, including home phone numbers where applicable, of the persons duly authorized by the Customer to execute and deliver this Agreement and to initiate transactions in O.T.C. cash bullion for the Customer's account. CISFS shall be entitled to rely on any such evidence until informed in writing by the Customer of any change.

11.  SEPARATE CONTRACTS.

       Each Contract for the purchase and sale of Bullion hereunder is a separate Contract even though more than one such Contract may be included on a single confirmation.

12. TRUST ACCOUNTS.

       If this Agreement is extended to a trust, joint ownership, or partnership, the Customer hereby agrees to indemnify, defend, save and hold free and harmless CISFS for any losses, costs and expenses resulting from breach of any fiduciary duty or allegation thereof.

13.  LIMITATION OF LIABILITY.

       CISFS will not be responsible for delays or failures in the delivery of any Bullion or relevant currency within the time specified for the delivery thereof to the extent the failure is caused by a breakdown of communication facilities or by any other cause beyond CISFS' reasonable control.

14.  COLLECTION EXPENSES.

       The Customer agrees to pay any and all losses, costs, expenses, internal charges and fees, including attorneys' fees, which attorneys may be employees of CISFS or its affiliates, paid or incurred by CISFS in connection with the collection and enforcement of this Agreement, the Collateral and the Contracts.

15.  ARBITRATION.

       Any controversy arising out of or relating to transactions in this Account, this Agreement or the breach hereof or thereof shall be settled by arbitration pursuant to the commercial arbitration rules of the American Arbitration Association. Judgment upon any award entered by the arbitrators may be entered in any court of competent jurisdiction. Any such action must be brought within two years after the date of cause the action accrued.

16.  FULL DISCLOSURE.

       The Customer additionally represents to CISFS that the information provided by the customer in connection with this agreement is full, complete and accurate and CISFS is entitled to rely on this information until CISFS receives written notice from the customer of any change in such information.

17.  NOTIFICATION.

       Any notices and other communications may be transmitted to the Customer at the address, telephone or facsimile number given herein, or at such other address, telephone or facsimile number as the Customer hereafter shall notify CISFS in writing, and all notices or communications shall be deemed transmitted when telephoned, faxed or deposited in the mail by CISFS or CISFS' representative, whether actually received by the Customer or not. Confirmations, and account statements shall be deemed accurate unless objected to in writing within ONE business day from the date of such notice and such objection(s) delivered to CISFS at 233 South Wacker Drive, Suite 2300, Chicago, Illinois, 60604, Attention: Treasurer, facsimile number (312) 460-4739, telephone number (312) 460-4000. In the event the Customer fails to receive a faxed confirmation within ONE Business Day of the date of the transaction, the Customer agrees to notify CISFS at the above address via fax immediately.

18.  GOVERNING LAW.

       This Agreement is made under and shall be governed by laws of the State of New York in all respects, including construction and performance. This Agreement shall be binding upon you and/or your estate, executors, administrators, successors and/or assigns.

19.  DISCLAIMER.

       The Customer acknowledges that CISFS is ultimately owned by Cargill, Incorporated and is under the common control of Cargill, Incorporated with Cargill Investor Services, Inc. The Customer further acknowledges that the market recommendations of CISFS, if any, may or may not be consistent with the market position or intentions of Cargill, Incorporated or their subsidiaries and/or affiliates. The market recommendations of CISFS, if any, are based upon information believed to be reliable, but CISFS cannot and does not guarantee the accuracy or completeness thereof or represent that following such recommendations will eliminate or reduce the risks inherent in transactions in cash bullion .

20.  TELEPHONE RECORDINGS.

       CISFS is hereby granted permission to record telephone conversations between its employees and the Customer. The Customer agrees that such recordings may be used as evidence by either party in any disputes between CISFS and the Customer.

The undersigned, CIS INVESTMENTS, INC. (Print), hereby represents to CISFS that it is the managing owner of a Delaware business trust known as JWH GLOBAL PORTFOLIO TRUST (the "Trust"). In consideration of the opening of one or more cash bullion accounts with CISFS for and in the name of the Trust, the undersigned further represents that as the managing owner in the Trust, it has proper authority to sign this Agreement and all related documents on behalf of the Trust and, for the account and risk of the Trust, to buy, sell, and trade in cash bullion in said account in accordance with CISFS' terms and conditions.

                                        CIS INVESTMENTS, INC.,
                                        Managing Owner


                                        By:
                                            ----------------------------------
----------------------------                  L. Carlton Anderson
Date                                           Vice President

POWER OF ATTORNEY:



                   Power of Attorney Limited to Purchases and Sales
                                 of Cash Bullion


The undersigned hereby authorizes JOHN W. HENRY & COMPANY, INC. as the undersigned's agent and attorney in fact to buy, sell and trade in cash bullion in accordance with CISFS' terms and conditions for the undersigned's account and risk and in the undersigned's name on CISFS' books. The undersigned hereby agrees to indemnify and hold CISFS harmless from and to pay CISFS promptly on demand any and all losses arising therefrom or debit balance due thereon.

In all such purchases, sales or trades CISFS is authorized to follow the instructions of the aforesaid agent in every respect concerning the undersigned's account with CISFS; and the aforesaid agent is authorized to act for the undersigned and in the undersigned's behalf in the same manner and with the same force and effect as the undersigned might or could do with respect to such purchases, sales or trades as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or trades.

The undersigned hereby ratifies and confirms any and all transactions with CISFS heretofore or hereafter made by the aforesaid agent for the undersigned's account.

This authorization and indemnity is in addition to (and in no way limits or restricts) any rights which CISFS may have under any other agreement or agreements between the undersigned and CISFS.

This authorization and indemnity is a continuing one and shall remain in full force and effect until revoked by the undersigned by a written notice addressed to CISFS and delivered to its office at 233 S. Wacker Drive, Suite 2300, Chicago, Illinois 60606, but such revocation shall not affect any liability in any way resulting from transactions initiated prior to such revocation. This authorization and indemnity shall endure to the benefit of CISFS and of any successors or assigns.

                                     Customer:
                                     JWH GLOBAL PORTFOLIO TRUST
                                     By:  CIS Investments, Inc., Managing Owner


                                        By:
                                            ----------------------------------
----------------------------                  L. Carlton Anderson
Date                                          Vice President

                                       SCHEDULE 1


     The precious metals under this agreement are:


                    Gold
                    Silver
                    Platinum
                    Palladium

                                       SCHEDULE 2

     CISFS considers as acceptable collateral the following:

     1.   Immediately-available U.S. Dollar funds for variation losses.

     2. Immediately available U.S. dollar funds for Total Required Initial Collateral.

     3.   U.S. government securities for Total Required Initial Collateral.

                                       SCHEDULE 3

Greater than or equal to the prevailing futures equivalent initial margin requirements for Gold, Silver and Platinum as defined by the COMEX Division of NYMEX and by the NYMEX.

Initial and Maintenance margins on open positions will be determined by creating an exchange-equivalent "unit" contract and charging a per-unit margin on the basis of current COMEX and NYMEX margin requirements. For Gold and Palladium, each 100 troy ounces equals one "unit"; in Platinum each 50 troy ounces equals one "unit"; and in Silver each 5,000 troy ounces equals on e"unit".

For example:

If the Customer trades 20,000 ounces of Gold against the U.S. Dollar and a "unit" is defined as 100 troy ounces of Gold, and the initial and maintenance margin requirements on 1 "unit" of Gold are $1,100.00 and $825.00 respectively, the required margin for the trade is:

200 units          x       $1,100.00 Initial Requirement    =    $220,000.00

200 units          x       $825.00 Maintenance Requirement  =    $165,000.00

                    CASH BULLION ACCOUNT AGREEMENT SUPPLEMENT


          THIS CASH BULLION ACCOUNT AGREEMENT SUPPLEMENT, made as of the ____ day of ________, 1996, by and between JWH Global Portfolio Trust (the "Trust") and CIS Financial Services, Inc., a Delaware Corporation (the "Dealer").

                              W I T N E S S E T H :

          WHEREAS, the Trust has been organized to engage in the speculative trading of all commodity interests, including futures contracts, options on futures contracts, and spot and forward contracts in currencies and precious metals ("Commodity Interests");

          WHEREAS, the Trust will allocate a portion of its total assets (the "Trading Assets") to trading forward contracts in precious metals (the "Cash Bullion Contracts");

          WHEREAS, the Trust and Cargill Investor Services, Inc. ("CIS"), an affiliate of the Dealer, have entered into a customer agreement (the "Customer Agreement") of even date herewith under which CIS will act as Commodity Interest broker for the Trust, will hold the Trust's assets in brokerage accounts, and from time to time either transmit or transfer a portion of such assets to or from the Dealer;

          WHEREAS, the Trust and the Dealer have, as of the date hereof, entered into a Cash Bullion Account Agreement (which, together with this Cash Bullion Account Agreement Supplement shall be referred to as the "Cash Bullion Agreement") setting forth certain terms and conditions upon which the Dealer shall provide services to the Trust related to its trading of Cash Bullion Contracts; and

          WHEREAS, the Trust and the Dealer wish to enter into this Cash Bullion Account Agreement Supplement which sets forth certain terms and conditions upon which the Dealer will serve as a dealer for the trading of Cash Bullion Contracts on behalf of the Trust for the term of the Cash Bullion Agreement;

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. DEFINITIONS. Initially capitalized terms used herein and not otherwise defined shall have the meanings assigned them in the Cash Bullion Account Agreement annexed hereto.

          2. DUTIES OF THE DEALER WITH RESPECT TO CASH BULLION CONTRACT TRADING. With respect to trading by the Trust in Cash

Bullion Contracts, the Dealer shall at the request of the Trust's trading advisor obtain competitive quotes for Cash Bullion Contracts from Cash Bullion Contract dealers with whom the Dealer has a Cash Bullion Contract trading relationship ("Counterparties") and relay those quotes to the trading advisor. If requested by the trading advisor, the Dealer shall in its own name enter into a Cash Bullion Contract with the Counterparty selected by the Dealer and shall simultaneously enter into an identical Cash Bullion Contract with the Trust at the same price.

          3. COMPENSATION TO THE DEALER. Dealer shall be compensated for its services hereunder by CIS and not by the Trust.

          4.   NET-OUT ON BANKRUPTCY

          a. Notwithstanding any other provisions hereof, of any Cash Bullion Contract or any other agreement between the parties, in the event either party (the "Defaulting Party") shall: (a) become bankrupt or insolvent, however evidenced, or be unable to pay its debts as they fall due,
(b) file a petition or otherwise commence a proceeding under any bankruptcy, insolvency or similar law or have any such petition filed or proceeding commenced against it, or have a liquidator, administrator, receiver or trustee appointed with respect to it or any substantial portion of its assets, or (c) default in the payment or performance of any obligation to the other party (the "Non-Defaulting Party") hereunder, under a Cash Bullion Contract or otherwise; then in any such event, the Non-Defaulting Party shall have the right immediately and at any time(s) thereafter to liquidate any or all outstanding Cash Bullion Contracts from time to time by:

               (i) closing out each Cash Bullion Contract being liquidated at its Market Value at such time (so that a settlement payment in an amount equal to the difference between such Market Value and the Contract Value of such Cash Bullion Contract shall be due to the purchaser of Currency under that Cash Bullion Contract if such Market Value is greater than such Contract Value and with such settlement payment being due to the seller of Currency under that Cash Bullion Contract if the opposite is the case) and

               (ii) setting off (A) all settlement payments which Dealer owes to the Trust as a result of such close-out, plus (at the Non-Defaulting party's election) any other amounts which Dealer owes the Trust hereunder or under a Cash Bullion Contract, plus any Collateral Dealer then holds, against
(B) all settlement payments which the Trust owes to Dealer as a result of such close-out hereunder or under a Cash Bullion Contract, so that all such payments shall be netted to a single liquidated amount payable by one party to the other.

          The net amount due after such liquidation shall be paid by the close of business on the next business day.

          b. The Non-Defaulting Party's rights under this Section 4 shall be in addition to, and not in limitation of, any other rights which the Non-Defaulting Party may have (whether by agreement, operation of law or otherwise).

          5. TERM. The Cash Bullion Agreement shall continue in effect for the term of the Customer Agreement between the Trust and CIS and will terminate simultaneously with the Customer Agreement. In addition the Cash Bullion Agreement may be terminated by the Trust at any time on 60 days' written notice to the Dealer, provided that any open Cash Bullion Contract which the Dealer held prior to the notice of termination shall be held by the Dealer and this Cash Bullion Agreement shall continue to be in effect with respect to such Cash Bullion Contracts until the applicable settlement date of such Cash Bullion Contracts.

          6. INCORPORATION BY REFERENCE. The Cash Bullion Account Agreement annexed hereto is hereby incorporated by reference herein and made a part hereof to the same extent as if such document were set forth in full herein. If any provision of this Cash Bullion Account Agreement Supplement is or at any time becomes inconsistent with the annexed document, the terms of this Cash Bullion Account Agreement Supplement shall control.

          7. ACKNOWLEDGMENT. The Dealer acknowledges that the obligations of this Agreement are not binding against the Unitholders individually but are binding only upon the assets and property of the Trust, and that, in the event of any obligation or claim arising hereunder against the Trust, no resort shall be had to any Unitholder's personal property for the satisfaction of such obligation or claim.

          8. COMPLETE AGREEMENT. The Cash Bullion Agreement constitutes the entire agreement between the parties with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding as between the parties unless in writing and signed by the party against whom enforcement is sought.

          9. ASSIGNMENT. This Cash Bullion Agreement may not be assigned by a party without the express written consent of the other party.

          10. AMENDMENT. This Cash Bullion Agreement may not be amended except by the written consent of the parties hereto.

          11. SURVIVAL. The provisions of this Cash Bullion Agreement shall survive the termination of this Cash Bullion Agreement with respect to any matter arising while this Cash Bullion Agreement is in effect.

          12. HEADINGS. Headings of sections herein are for the convenience of the parties only and are not intended to be part of or to affect the meaning or interpretation of this Cash Bullion Agreement.

          13. NO WAIVER. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

          IN WITNESS WHEREOF, the parties hereto have executed this Cash Bullion Account Agreement Supplement as of the day and year first above written.

                                       JWH GLOBAL PORTFOLIO TRUST
                                       By: CIS INVESTMENTS, INC.,
                                           a Managing Owner

                                       By:
                                          -------------------------------------
                                           L. Carlton Anderson
                                           Vice President


                                       CIS FINANCIAL SERVICES, INC.


                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                             ----------------------------------